UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	04-30-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT
APRIL 30, 2017

AC Alternatives® Emerging Opportunities Total Return Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the approximately five-month period from the fund’s inception to April 30, 2017. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, plus other investment insights, we encourage you to visit our website, americancentury.com.

“Risk-On” Investor Sentiment Generally Prevailed

Optimism surrounding President Trump’s aggressive pro-growth agenda, along with improving global economic data and upbeat corporate earnings reports in the U.S. and Europe, triggered rallies among higher-risk assets during the reporting period. For example, in global equity markets, the S&P 500 Index, the MSCI EAFE Index, and the MSCI Emerging Markets Index gained 8.59%, 12.11%, and 14.30%, respectively. A similar pattern prevailed within the global fixed-income markets, where higher-risk and higher-yielding sectors were top performers. Meanwhile, yields on short-maturity U.S. Treasuries increased as the Federal Reserve (the Fed) raised its interest rate target twice during the reporting period. However, yields on longer-maturity U.S. Treasuries declined, largely due to waning expectations for U.S. economic growth and inflation as the reporting period unfolded. Overall, returns among broad U.S. and global fixed-income indices were positive for the period.

Emerging markets bonds generally rebounded from their post-U.S. election sell-off to outperform other segments of the global fixed-income markets. Emerging markets bonds mostly struggled in late 2016 amid concerns about future Fed interest rate increases and potential protectionist trade policies from the new U.S. presidential administration. But those concerns abated in early 2017 and flows into the asset class soared, fueled by improving economic data in many emerging markets, a weaker U.S. dollar, and robust investor demand for yield.

Late in the period, optimism surrounding President Trump’s policy agenda faded as health care and tax reform faced delays. This shift in sentiment, along with potential Fed actions to raise short-term interest rates and begin reducing its balance sheet, could impede further risk-on behavior. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Fund Characteristics

APRIL 30, 2017
Portfolio at a Glance
Average Duration (effective)	2.9 years
Weighted Average Life	3.7 years

Bond Holdings by Country	% of net assets
Mexico	11.9%
Turkey	7.0%
South Africa	6.8%
Poland	4.7%
Argentina	4.5%
Dominican Republic	2.8%
Brazil	2.3%
Hungary	2.2%
Colombia	2.2%
Paraguay	2.0%
Other Countries	12.2%
Cash and Equivalents*	41.4%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	37.5%
Corporate Bonds	21.1%
Temporary Cash Investments	40.0%
Other Assets and Liabilities	1.4%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period(1) 11/1/16 - 4/30/17	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,056.30(2)	$4.98(3)	1.21%
Investor Class (before waiver)	$1,000	$1,056.30(2)(4)	$5.39(3)	1.31%
I Class (after waiver)	$1,000	$1,009.60(5)	$0.64(6)	1.11%
I Class (before waiver)	$1,000	$1,009.60(4)(5)	$0.70(6)	1.21%
Y Class (after waiver)	$1,000	$1,009.60(5)	$0.58(6)	1.01%
Y Class (before waiver)	$1,000	$1,009.60(4)(5)	$0.64(6)	1.11%
A Class (after waiver)	$1,000	$1,055.10(2)	$6.00(3)	1.46%
A Class (before waiver)	$1,000	$1,055.10(2)(4)	$6.41(3)	1.56%
R Class (after waiver)	$1,000	$1,054.90(2)	$7.03(3)	1.71%
R Class (before waiver)	$1,000	$1,054.90(2)(4)	$7.44(3)	1.81%
R5 Class (after waiver)	$1,000	$1,057.40(2)	$4.16(3)	1.01%
R5 Class (before waiver)	$1,000	$1,057.40(2)(4)	$4.57(3)	1.11%
R6 Class (after waiver)	$1,000	$1,057.50(2)	$3.95(3)	0.96%
R6 Class (before waiver)	$1,000	$1,057.50(2)(4)	$4.36(3)	1.06%
Hypothetical
Investor Class (after waiver)	$1,000	$1,018.79(7)	$6.06(7)	1.21%
Investor Class (before waiver)	$1,000	$1,018.30(7)	$6.56(7)	1.31%
I Class (after waiver)	$1,000	$1,019.29(7)	$5.56(7)	1.11%
I Class (before waiver)	$1,000	$1,018.79(7)	$6.06(7)	1.21%
Y Class (after waiver)	$1,000	$1,019.79(7)	$5.06(7)	1.01%
Y Class (before waiver)	$1,000	$1,019.29(7)	$5.56(7)	1.11%
A Class (after waiver)	$1,000	$1,017.56(7)	$7.30(7)	1.46%
A Class (before waiver)	$1,000	$1,017.06(7)	$7.80(7)	1.56%
R Class (after waiver)	$1,000	$1,016.32(7)	$8.55(7)	1.71%
R Class (before waiver)	$1,000	$1,015.82(7)	$9.05(7)	1.81%
R5 Class (after waiver)	$1,000	$1,019.79(7)	$5.06(7)	1.01%
R5 Class (before waiver)	$1,000	$1,019.29(7)	$5.56(7)	1.11%
R6 Class (after waiver)	$1,000	$1,020.03(7)	$4.81(7)	0.96%
R6 Class (before waiver)	$1,000	$1,019.54(7)	$5.31(7)	1.06%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from December 6, 2016 (fund inception) through April 30, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 146, the number of days in the period from December 6, 2016 (fund inception) through April 30, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

(5)	Ending account value based on actual return from April 10, 2017 (commencement of sale) through April 30, 2017.

(6)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 21, the number of days in the period from April 10, 2017 (commencement of sale) through April 30, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(7)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

Schedule of Investments

APRIL 30, 2017 (UNAUDITED)

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 37.5%
Argentina — 3.9%
Provincia de Buenos Aires, 7.875%, 6/15/27		$300,000	$313,841
Argentine Republic Government International Bond, 6.625%, 7/6/28		500,000	512,750
Argentine Republic Government International Bond, 6.875%, 1/26/27		200,000	211,800
			1,038,391
Colombia — 1.2%
Colombia Government International Bond, 7.375%, 9/18/37		250,000	322,750
Dominican Republic — 2.0%
Dominican Republic International Bond, 5.95%, 1/25/27(1)		300,000	314,697
Dominican Republic International Bond, 6.875%, 1/29/26		200,000	224,032
			538,729
Egypt — 1.5%
Egypt Government International Bond, 6.125%, 1/31/22(1)		200,000	208,371
Egypt Government International Bond, 5.875%, 6/11/25		200,000	198,037
			406,408
Hungary — 2.2%
Hungary Government Bond, 6.75%, 10/22/28	HUF	129,500,000	594,081
Malaysia — 1.4%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	1,600,000	365,145
Mexico — 8.4%
Mexican Bonos, 5.75%, 3/5/26	MXN	17,500,000	845,906
Mexican Bonos, 8.50%, 12/13/18	MXN	26,000,000	1,418,312
			2,264,218
Paraguay — 1.2%
Paraguay Government International Bond, 4.70%, 3/27/27(1)		$300,000	306,450
Poland — 4.7%
Republic of Poland Government Bond, 1.75%, 7/25/21	PLN	5,100,000	1,266,554
Russia — 1.5%
Russian Federal Bond - OFZ, 8.50%, 9/17/31	RUB	21,200,000	396,994
South Africa — 5.3%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	500,000	41,663
Republic of South Africa Government Bond, 8.00%, 12/21/18	ZAR	18,300,000	1,380,081
			1,421,744
Tunisia — 1.8%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25		$500,000	492,064
Turkey — 2.4%
Turkey Government International Bond, 6.25%, 9/26/22		600,000	653,570
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $9,502,952)			10,067,098

	Principal Amount	Value
CORPORATE BONDS — 21.1%
Argentina — 0.6%
Aeropuertos Argentina 2000 SA, 6.875%, 2/1/27(1)	$150,000	$158,700
Brazil — 2.3%
Petrobras Global Finance BV, 8.75%, 5/23/26	350,000	408,975
Pontis IV Ltd., 5.125%, 3/31/27(1)	200,000	199,000
		607,975
Cayman Islands — 0.7%
Energuate Trust, 5.875%, 5/3/27(1)(2)	200,000	203,500
China — 0.7%
Tencent Holdings Ltd., MTN, 2.00%, 5/2/17	200,000	200,000
Colombia — 1.0%
Banco GNB Sudameris SA, 6.50%, 4/3/27(1)	250,000	258,238
Dominican Republic — 0.8%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/29(1)	200,000	214,926
Indonesia — 1.7%
PT Saka Energi Indonesia, 4.45%, 5/5/24(1)(2)	200,000	200,714
TBG Global Pte. Ltd., 4.625%, 4/3/18	250,000	252,969
		453,683
Mexico — 3.5%
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(1)	200,000	196,500
Cemex Finance LLC, 9.375%, 10/12/22	200,000	215,750
Petroleos Mexicanos, 6.875%, 8/4/26	200,000	224,000
Sixsigma Networks Mexico SA de CV, 8.25%, 11/7/21	300,000	301,500
		937,750
Nigeria — 1.0%
Ihs Netherlands Holdco BV, 9.50%, 10/27/21(1)	250,000	262,020
Panama — 0.8%
Sable International Finance Ltd., 6.875%, 8/1/22	200,000	215,560
Paraguay — 0.8%
Telefonica Celular del Paraguay SA, 6.75%, 12/13/22	200,000	209,644
South Africa — 1.5%
MTN Mauritius Investment Ltd., 6.50%, 10/13/26(1)	400,000	412,750
Turkey — 4.6%
Akbank TAS, 6.50%, 3/9/18	200,000	205,851
Akbank TAS, VRN, 7.20%, 3/16/22(1)	200,000	211,783
Finansbank AS, 6.25%, 4/30/19	200,000	211,518
Finansbank AS, 5.15%, 11/1/17	200,000	202,979
Turkiye Garanti Bankasi AS, 5.875%, 3/16/23(1)	200,000	207,788
Turkiye Garanti Bankasi AS, 4.00%, 9/13/17	200,000	201,213
		1,241,132

	Principal Amount/Shares	Value
Zambia — 1.1%
First Quantum Minerals Ltd., 7.25%, 4/1/23(1)	$300,000	$306,187
TOTAL CORPORATE BONDS (Cost $5,567,608)		5,682,065
TEMPORARY CASH INVESTMENTS — 40.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.875%, 6/30/17 - 5/15/43, valued at $5,477,179), in a joint trading account at 0.68%, dated 4/28/17, due 5/1/17 (Delivery value $5,371,309)		5,371,005
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $5,484,424), at 0.22%, dated 4/28/17, due 5/1/17 (Delivery value $5,374,099)		5,374,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,272	4,272
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,749,277)		10,749,277
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $25,819,837)		26,498,440
OTHER ASSETS AND LIABILITIES — 1.4%		376,029
TOTAL NET ASSETS — 100.0%		$26,874,469

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	624,957	ARS	10,124,311	Goldman Sachs & Co.	6/21/17	$(17,419)
USD	620,200	ARS	10,103,056	Goldman Sachs & Co.	6/21/17	(20,828)
ARS	10,124,311	USD	631,979	Goldman Sachs & Co.	6/21/17	10,397
ARS	10,103,056	USD	630,259	Goldman Sachs & Co.	6/21/17	10,769
BRL	839,617	USD	267,096	Goldman Sachs & Co.	6/21/17	(5,625)
USD	265,408	BRL	839,617	Goldman Sachs & Co.	6/21/17	3,937
CLP	430,069,207	USD	645,362	Goldman Sachs & Co.	6/21/17	(2,481)
CLP	432,359,770	USD	648,313	Goldman Sachs & Co.	6/21/17	(2,008)
USD	1,259,042	CLP	819,825,413	Goldman Sachs & Co.	6/21/17	33,542
USD	642,566	CLP	430,069,207	Goldman Sachs & Co.	6/21/17	(315)
USD	663,637	CLP	432,359,770	Goldman Sachs & Co.	6/21/17	17,333
CLP	398,491,221	USD	610,949	Goldman Sachs & Co.	6/21/17	(15,272)
CLP	421,334,192	USD	632,586	Goldman Sachs & Co.	6/21/17	(2,763)
USD	477,796	COP	1,378,918,599	Goldman Sachs & Co.	6/21/17	12,521
USD	243,109	COP	717,416,058	Goldman Sachs & Co.	6/21/17	1,039
COP	5,205,343,460	USD	1,769,502	Goldman Sachs & Co.	6/21/17	(13,116)
EUR	238,543	USD	254,971	JPMorgan Chase Bank N.A.	6/21/17	5,514
EUR	251,182	USD	272,615	JPMorgan Chase Bank N.A.	6/21/17	1,672
EUR	361,317	USD	395,069	JPMorgan Chase Bank N.A.	6/21/17	(517)
EUR	250,055	USD	273,540	JPMorgan Chase Bank N.A.	6/21/17	(484)
USD	398,067	EUR	366,020	JPMorgan Chase Bank N.A.	6/21/17	(1,621)
EUR	736,696	USD	784,775	JPMorgan Chase Bank N.A.	6/21/17	19,686
HUF	87,450,653	USD	298,576	Goldman Sachs & Co.	6/21/17	6,079
HUF	72,210,280	USD	252,844	Goldman Sachs & Co.	6/21/17	(1,282)
USD	88,370	HUF	25,945,664	Goldman Sachs & Co.	6/21/17	(2,018)
USD	780,344	HUF	229,362,201	Goldman Sachs & Co.	6/21/17	(18,693)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	5,486,872,656	USD	407,038	Goldman Sachs & Co.	6/21/17	$2,655
USD	483,216	IDR	6,554,830,085	Goldman Sachs & Co.	6/21/17	(6,219)
IDR	18,436,638,641	USD	1,368,719	Goldman Sachs & Co.	6/21/17	7,906
INR	25,929,266	USD	399,650	Morgan Stanley & Co.	6/21/17	1,599
USD	512,170	INR	34,566,320	Morgan Stanley & Co.	6/21/17	(22,735)
USD	395,852	INR	26,088,208	Morgan Stanley & Co.	6/21/17	(7,857)
USD	396,213	INR	25,800,570	Morgan Stanley & Co.	6/21/17	(3,045)
INR	34,870,836	USD	515,719	Morgan Stanley & Co.	6/21/17	23,899
INR	25,855,124	USD	382,925	Morgan Stanley & Co.	6/21/17	17,176
INR	25,729,138	USD	387,254	Morgan Stanley & Co.	6/21/17	10,898
KRW	735,366,020	USD	652,458	Morgan Stanley & Co.	6/21/17	(5,806)
KRW	442,337,537	USD	396,270	Morgan Stanley & Co.	6/21/17	(7,296)
KRW	580,063,700	USD	508,694	Morgan Stanley & Co.	6/21/17	1,391
USD	1,318,240	KRW	1,489,281,302	Morgan Stanley & Co.	6/21/17	8,625
USD	255,470	KRW	284,402,852	Morgan Stanley & Co.	6/21/17	5,378
USD	400,318	KRW	446,834,953	Morgan Stanley & Co.	6/21/17	7,389
USD	396,332	KRW	438,697,117	Morgan Stanley & Co.	6/21/17	10,559
USD	350,448	MXN	6,967,389	JPMorgan Chase Bank N.A.	6/21/17	(16,664)
USD	593,836	MXN	11,489,621	JPMorgan Chase Bank N.A.	6/21/17	(11,552)
USD	251,343	MXN	4,795,141	JPMorgan Chase Bank N.A.	6/21/17	(1,313)
MYR	1,727,846	USD	385,938	Goldman Sachs & Co.	6/21/17	12,406
MYR	1,852,153	USD	415,934	Goldman Sachs & Co.	6/21/17	11,069
USD	301,558	MYR	1,359,124	Goldman Sachs & Co.	6/21/17	(11,779)
USD	404,648	MYR	1,820,915	Goldman Sachs & Co.	6/21/17	(15,153)
USD	391,674	MYR	1,748,039	Goldman Sachs & Co.	6/21/17	(11,326)
MYR	5,631,479	USD	1,259,416	Goldman Sachs & Co.	6/21/17	38,886
PEN	2,165,478	USD	663,850	Goldman Sachs & Co.	6/21/17	255
USD	19,089	PEN	62,861	Goldman Sachs & Co.	6/21/17	(189)
USD	648,872	PEN	2,122,784	Goldman Sachs & Co.	6/21/17	(2,139)
USD	661,316	PEN	2,165,478	Goldman Sachs & Co.	6/21/17	(2,789)
PEN	2,185,645	USD	664,330	Goldman Sachs & Co.	6/21/17	5,959
PHP	10,633,302	USD	211,457	Morgan Stanley & Co.	6/21/17	(397)
USD	734,189	PHP	37,260,082	Morgan Stanley & Co.	6/21/17	(5,382)
PLN	2,435,550	USD	614,396	Goldman Sachs & Co.	6/21/17	13,165
PLN	2,123,866	USD	540,142	Goldman Sachs & Co.	6/21/17	7,109
USD	784,563	PLN	3,206,976	Goldman Sachs & Co.	6/21/17	(41,770)
USD	260,266	PLN	1,059,135	Goldman Sachs & Co.	6/21/17	(12,639)
USD	404,079	PLN	1,601,035	Goldman Sachs & Co.	6/21/17	(8,455)
USD	539,724	PLN	2,150,885	Goldman Sachs & Co.	6/21/17	(14,489)
USD	649,730	PLN	2,538,588	Goldman Sachs & Co.	6/21/17	(4,381)
PLN	1,020,872	USD	250,550	Goldman Sachs & Co.	6/21/17	12,495
RUB	11,598,756	USD	197,695	Morgan Stanley & Co.	6/21/17	3,830
RUB	19,458,667	USD	331,903	Morgan Stanley & Co.	6/21/17	6,185
USD	279,451	RUB	16,794,975	Morgan Stanley & Co.	6/21/17	(12,357)
USD	259,128	RUB	15,136,547	Morgan Stanley & Co.	6/21/17	(3,865)
USD	259,688	RUB	14,997,741	Morgan Stanley & Co.	6/21/17	(893)
RUB	7,711,157	USD	128,734	Morgan Stanley & Co.	6/21/17	5,245
RUB	15,721,372	USD	262,636	Morgan Stanley & Co.	6/21/17	10,518
USD	660,807	THB	22,715,257	Goldman Sachs & Co.	6/21/17	4,321
TRY	2,005,109	USD	540,427	Goldman Sachs & Co.	6/21/17	16,080

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	252,163	TRY	959,313	Goldman Sachs & Co.	6/21/17	$(14,089)
USD	267,910	TRY	983,385	Goldman Sachs & Co.	6/21/17	(5,023)
TRY	4,817,664	USD	1,253,026	Goldman Sachs & Co.	6/21/17	84,091
TWD	20,357,370	USD	671,860	Morgan Stanley & Co.	6/21/17	3,383
USD	664,601	TWD	20,210,522	Morgan Stanley & Co.	6/21/17	(5,771)
USD	665,735	TWD	20,245,613	Morgan Stanley & Co.	6/21/17	(5,801)
ZAR	5,168,990	USD	398,699	Goldman Sachs & Co.	6/21/17	(15,138)
ZAR	3,693,790	USD	264,881	Goldman Sachs & Co.	6/21/17	9,214
ZAR	3,543,550	USD	254,875	Goldman Sachs & Co.	6/21/17	8,072
USD	1,179,334	ZAR	15,718,210	Goldman Sachs & Co.	6/21/17	12,976
USD	312,509	ZAR	3,961,274	Goldman Sachs & Co.	6/21/17	18,566
USD	398,016	ZAR	5,036,926	Goldman Sachs & Co.	6/21/17	24,254
USD	275,255	ZAR	3,696,255	Goldman Sachs & Co.	6/21/17	977
						$148,266

SWAP AGREEMENTS

INTEREST RATE
Counterparty	Notional Amount	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Value
Barclays Bank plc	HUF 360,000,000	6-Month HUF-BUBOR	Receive	0.70%	3/2/19	$(5,354)
Morgan Stanley & Co.	HUF 380,000,000	6-Month HUF-BUBOR	Receive	0.75%	3/3/19	(6,967)
Barclays Bank plc	HUF 360,000,000	6-Month HUF-BUBOR	Receive	0.63%	2/3/19	(3,829)
						$(16,150)

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value*
Barclays Bank plc/Chile Government International Bond	$1,000,000	Buy	1.00%	12/20/21	$(7,910)	$(8,506)	$(16,416)
Barclays Bank plc/Korean International Bond	1,000,000	Buy	1.00%	12/20/21	(23,471)	646	(22,825)
					$(31,381)	$(7,860)	$(39,241)

* The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
ARS	-	Argentine Peso
BRL	-	Brazilian Real
BUBOR	-	Budapest Interbank Offered Rate
CLP	-	Chilean Peso
COP	-	Colombian Peso
EUR	-	Euro
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
KRW	-	South Korean Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $3,661,624, which represented 13.6% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.

Statement of Assets and Liabilities

APRIL 30, 2017 (UNAUDITED)
Assets
Investment securities, at value (cost of $15,074,832)	$15,753,435
Repurchase agreements, at value (cost of $10,745,005)	10,745,005
Total investment securities, at value (cost of $25,819,837)	26,498,440
Foreign currency holdings, at value (cost of $16,014)	15,782
Receivable for investments sold	438,119
Receivable for capital shares sold	200
Unrealized appreciation on forward foreign currency exchange contracts	529,020
Interest receivable	256,374
27,737,935

Liabilities
Payable for investments purchased	400,049
Unrealized depreciation on forward foreign currency exchange contracts	380,754
Swap agreements, at value (including net premiums paid (received) of $(31,381))	55,391
Accrued management fees	25,120
Distribution and service fees payable	2,152
863,466

Net Assets	$26,874,469

Net Assets Consist of:
Capital (par value and paid-in surplus)	$25,487,448
Undistributed net investment income	189,859
Undistributed net realized gain	390,680
Net unrealized appreciation	806,482
$26,874,469

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$12,076,932	1,144,476	$10.55
I Class, $0.01 Par Value	$5,052	479	$10.55
Y Class, $0.01 Par Value	$5,045	478	$10.55
A Class, $0.01 Par Value	$6,332,860	600,630	$10.54*
R Class, $0.01 Par Value	$2,109,982	200,283	$10.54
R5 Class, $0.01 Par Value	$4,229,453	400,543	$10.56
R6 Class, $0.01 Par Value	$2,115,145	200,279	$10.56
*Maximum offering price $11.04 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

FOR THE PERIOD ENDED APRIL 30, 2017 (UNAUDITED)(1)
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $1,646)	$348,758

Expenses:
Management fees	128,028
Distribution and service fees:
A Class	6,110
R Class	4,072
Directors' fees and expenses	490
Other expenses	455
139,155
Fees waived(2)	(10,255)
128,900

Net investment income (loss)	219,858

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	283,556
Futures contract transactions	22
Swap agreement transactions	(66,281)
Foreign currency transactions	173,383
390,680

Change in net unrealized appreciation (depreciation) on:
Investments	678,603
Swap agreements	(24,010)
Translation of assets and liabilities in foreign currencies	151,889
806,482

Net realized and unrealized gain (loss)	1,197,162

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,417,020

(1)	December 6, 2016 (fund inception) through April 30, 2017.

(2)
Amount consists of $4,551, $2,444, $814, $1,631, $815, for the Investor Class, A Class, R Class, R5 Class and R6 Class, respectively. The waiver amounts for the I Class and Y Class were less than $0.50.

See Notes to Financial Statements.

Statement of Changes in Net Assets

PERIOD ENDED APRIL 30, 2017 (UNAUDITED)(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$219,858
Net realized gain (loss)	390,680
Change in net unrealized appreciation (depreciation)	806,482
Net increase (decrease) in net assets resulting from operations	1,417,020

Distributions to Shareholders
From net investment income:
Investor Class	(13,559)
A Class	(6,360)
R Class	(1,780)
R5 Class	(5,480)
R6 Class	(2,820)
Decrease in net assets from distributions	(29,999)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	25,487,448

Net increase (decrease) in net assets	26,874,469

Net Assets
End of period	$26,874,469

Undistributed net investment income	$189,859

(1)	December 6, 2016 (fund inception) through April 30, 2017.

See Notes to Financial Statements.

Notes to Financial Statements

APRIL 30, 2017 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Emerging Opportunities Total Return Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, R Class, R5 Class (formerly Institutional Class)and R6 Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. The fund incepted on December 6, 2016 with the commencement of sale of the Investor Class, A Class, R Class, R5 Class and R6 Class. Sale of the I Class and Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 98% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended April 30, 2017, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until April 9, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended April 30, 2017 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.30%	1.20%
I Class	1.20%	1.10%
Y Class	1.10%	1.00%
A Class	1.30%	1.20%
R Class	1.30%	1.20%
R5 Class	1.10%	1.00%
R6 Class	1.05%	0.95%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended April 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended April 30, 2017 totaled $31,301,863, of which $6,809,524 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended April 30, 2017 totaled $17,104,250, of which $6,827,547 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended April 30, 2017(1)
	Shares	Amount
Investor Class/Shares Authorized	50,000,000
Sold	1,147,558	$11,491,955
Issued in reinvestment of distributions	1,344	13,559
Redeemed	(4,426)	(45,597)
	1,144,476	11,459,917
I Class/Shares Authorized	50,000,000
Sold	479	5,000
Y Class/Shares Authorized	50,000,000
Sold	478	5,000
A Class/Shares Authorized	45,000,000
Sold	600,000	6,000,000
Issued in reinvestment of distributions	630	6,360
	600,630	6,006,360
R Class/Shares Authorized	35,000,000
Sold	200,107	2,001,091
Issued in reinvestment of distributions	176	1,780
	200,283	2,002,871
R5 Class/Shares Authorized	50,000,000
Sold	400,000	4,000,000
Issued in reinvestment of distributions	543	5,480
	400,543	4,005,480
R6 Class/Shares Authorized	40,000,000
Sold	200,000	2,000,000
Issued in reinvestment of distributions	279	2,820
	200,279	2,002,820
Net increase (decrease)	2,547,168	$25,487,448

(1)
December 6, 2016 (fund inception) through April 30, 2017 for the Investor Class, A Class, R Class, R5 Class and R6 Class. April 10, 2017 (commencement of sale) through April 30, 2017 for the I Class and Y Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$10,067,098	—
Corporate Bonds	—	5,682,065	—
Temporary Cash Investments	$4,272	10,745,005	—
	$4,272	$26,494,168	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$529,020	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$55,391	—
Forward Foreign Currency Exchange Contracts	—	380,754	—
	—	$436,145	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,440,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $51,424,356.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. During the period, the fund participated in futures contracts for temporary investment purposes.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements during the period was $3,367,789.

Value of Derivative Instruments as of April 30, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	—	Swap agreements	$39,241
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$529,020	Unrealized depreciation on forward foreign currency exchange contracts	380,754
Interest Rate Risk	Swap agreements	—	Swap agreements	16,150
		$529,020		$436,145

Effect of Derivative Instruments on the Statement of Operations for the Period Ended April 30, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(66,281)	Change in net unrealized appreciation (depreciation) on swap agreements	$(7,860)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	173,424	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	148,266
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	22	Change in net unrealized appreciation (depreciation) on futures contracts	—
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(16,150)
		$107,165		$124,256

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Goldman Sachs & Co.	$386,073	$(267,398)	—	$118,675
JPMorgan Chase Bank N.A.	26,872	(26,872)	—	—
Morgan Stanley & Co.	116,075	(88,172)	—	27,903
	$529,020	$(382,442)	—	$146,578

Liabilities
Barclays Bank plc	$48,424	—	—	$48,424
Goldman Sachs & Co.	267,398	$(267,398)	—	—
JPMorgan Chase Bank N.A.	32,151	(26,872)	—	5,279
Morgan Stanley & Co.	88,172	(88,172)	—	—
	$436,145	$(382,442)	—	$53,703

*	The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid and more volatile. Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

Issuers of high-yield securities (also known as “junk bonds”) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$25,819,837
Gross tax appreciation of investments	$681,589
Gross tax depreciation of investments	(2,986)
Net tax appreciation (depreciation) of investments	$678,603

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017(5)	$10.00	0.09	0.47	0.56	(0.01)	$10.55	5.63%	1.21%(3)	1.31%(3)	2.19%(3)	2.09%(3)	115%	$12,077
I Class
2017(6)	$10.45	0.01	0.09	0.10	—	$10.55	0.96%	1.11%(3)	1.21%(3)	2.40%(3)	2.30%(3)	115%(4)	$5
Y Class
2017(6)	$10.45	0.01	0.09	0.10	—	$10.55	0.96%	1.01%(3)	1.11%(3)	2.50%(3)	2.40%(3)	115%(4)	$5
A Class
2017(5)	$10.00	0.08	0.47	0.55	(0.01)	$10.54	5.51%	1.46%(3)	1.56%(3)	1.94%(3)	1.84%(3)	115%	$6,333
R Class
2017(5)	$10.00	0.07	0.48	0.55	(0.01)	$10.54	5.49%	1.71%(3)	1.81%(3)	1.69%(3)	1.59%(3)	115%	$2,110
R5 Class(7)
2017(5)	$10.00	0.10	0.47	0.57	(0.01)	$10.56	5.74%	1.01%(3)	1.11%(3)	2.39%(3)	2.29%(3)	115%	$4,229
R6 Class
2017(5)	$10.00	0.10	0.47	0.57	(0.01)	$10.56	5.75%	0.96%(3)	1.06%(3)	2.44%(3)	2.34%(3)	115%	$2,115

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period December 6, 2016 (fund inception) through April 30, 2017.

(5)	December 6, 2016 (fund inception) through April 30, 2017 (unaudited).

(6)	April 10, 2017 (commencement of sale) through April 30, 2017 (unaudited).

(7)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Approval of Management Agreement

The Fund’s Board of Directors unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent directors/trustees and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the fund. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor would provide to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and because the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds.

When considering the approval of the management agreement for the Fund, the independent Directors considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Directors’ familiarity with the Advisor. The Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Directors have confidence in the Advisor’s integrity and competence in providing services to the Fund.

The Directors considered all of the information provided by the Advisor and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. The independent Directors concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-92551 1706

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	June 27, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	June 27, 2017